UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 27, 2013

DEEP DOWN, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-30351	75-2263732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8827 W. Sam Houston Pkwy N. Suite 100, Houston, TX 77040

(Address of principal executive offices) (Zip Code)

(281) 517-5000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

ITEM 1.01 – Entry into a Material Definitive Agreement.

On September 27, 2013, we closed on the sale of 358,500 shares of our common stock at $1.80 per share in a private placement for a total aggregate consideration of $645,300. The shares were sold pursuant to the Securities Purchase Agreement attached as Exhibit 10.1 to our Current Report on Form 8-K we filed on September 16, 2013. The per share purchase price in the private placement was calculated at a slight discount to our common stock’s 30-day moving average, based on the date agreed upon in mid-August.

We will be filing a registration statement covering the shares pursuant to the Registration Rights Agreement attached as Exhibit 10.2 to our Current Report on Form 8-K we filed on September 16, 2013.

The shares were not sold through an underwriter, and accordingly there were no underwriting discounts or underwriting commissions involved. We did employ a placement agent for the purpose of the offering, and have paid to such placement agent commissions in the amount of $25,812.

The shares offered and sold in connection with the private placement offering were sold in reliance on Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder. In connection with the private placement, we relied on the purchasers’ written representations, including representations that each purchaser is an "accredited investor" as that term is defined in Rule 501(a) under the Securities Act. The purchasers also each represented that they were acquiring the shares for investment only and not with a view toward resale or distribution.

We intend to use the aggregate net proceeds from the private placement primarily to reduce debt, expand our production capacity and increase available working capital for future growth.

SECTION 3 – Financial Information

ITEM 3.02 – Unregistered Sales of Equity Securities.

See Item 1.01 above for a description of the Company's unregistered sale of securities. The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

SECTION 9 – Financial Statements and Exhibits

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1	Securities Purchase Agreement, dated September 9, 2013, between Deep Down, Inc. and the purchaser parties thereto (incorporated by reference from Exhibit 10.1 to our Current Report on Form 8-K filed on September 16, 2013).
10.2	Registration Rights Agreement, dated September 9, 2013, between Deep Down, Inc. and the purchaser parties thereto (incorporated by reference from Exhibit 10.1 to our Current Report on Form 8-K filed on September 16, 2013).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 1, 2013

DEEP DOWN, INC.

By :	/s/ Eugene L. Butler
Eugene L. Butler Executive Chairman and CFO

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